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                                                                   EXHIBIT 23.01


               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1998 incorporated by reference in this Form 10-K of XcelleNet, Inc. into the Company's previously filed Registration Statements on Form S-8, File No. 33-82630, 33-82632, 33-92536, 33-92538 and 33-93384.


                                       /s/ Arthur Andersen LLP
                                       -----------------------
                                       ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 30, 1998